EATON VANCE FLOATING-RATE NEXTSHARES

(a series of Eaton Vance NextShares Trust II)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information each dated March 1, 2019

The Board of Trustees of Eaton Vance NextShares Trust II (the “Trust”) on behalf of its series, Eaton Vance Floating-Rate NextShares (Nasdaq: EVFTC) (the “Fund”) has approved the liquidation of the Fund, which is expected to take place on or about August 1, 2019 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. All capitalized terms used but not defined in this Supplement shall have the meanings ascribed to such terms in the prospectus and statement of additional information.

Suspension of Sales. Effective prior to the open of business on July 25, 2019, the Fund will no longer accept Creation Unit purchase orders. The last day of secondary market trading of shares for the Fund on The NASDAQ Stock Market LLC (“Nasdaq”) will be on or about July 25, 2019.

Beginning when the Fund commences liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. During the time between market close on July 25, 2019 and the Liquidation Date, the Fund’s shares will not be traded on Nasdaq and there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares.

Mechanics. In connection with the liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of any customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after a Fund has paid or provided for all of its charges, taxes, expenses, and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of a Fund of record at the time of the liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Eaton Vance Management (“EVM”), the Fund’s investment adviser, intends to distribute substantially all of the Fund’s net investment income at the time of, or prior to, the liquidation. EVM will bear all administrative expenses associated with the liquidation, if any.

Shareholders of the Fund may sell their shares of the Fund on Nasdaq until the market close on July 25, 2019 through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

U.S. Federal Income Tax Matters. Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on Nasdaq until the market close on July 25, 2019, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. Please consult your personal tax advisor about the potential tax consequences of the liquidation.

If you have any questions regarding the liquidation, please contact the Fund at 1-800-262-1122.

Please retain this Supplement for future reference.

July 3, 2019	32465 7.3.19